UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 12, 2021

EVOFEM BIOSCIENCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36754	20-8527075
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12400 High Bluff Drive, Suite 600, San Diego, CA 92130
(Address of principal executive offices and zip code)
(858) 550-1900
(Registrant’s telephone number, including area code)
Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	EVFM	The Nasdaq Stock Market LLC (Nasdaq Capital Market)
Series A Preferred Stock Purchase Rights, par value $0.0001 per share	N/A	The Nasdaq Stock Market LLC (Nasdaq Capital Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.
The 2021 Annual Meeting of Stockholders (the “Annual Meeting”) of Evofem Biosciences, Inc. (the “Company”) was held on May 12, 2021 at 8:00 a.m. Pacific Daylight Time at the Company’s headquarters at 12400 High Bluff Drive, Suite 600, San Diego, California 92130 in the 6th floor board room. Of the Company’s 83,124,033 shares of common stock issued and outstanding and eligible to vote as of the record date of March 15, 2021, a quorum of 47,347,809 shares, or approximately 57% of the eligible shares, was present in person or represented by proxy. Each of the matters set forth below is described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 29, 2021. The following actions were taken at the Annual Meeting:
Proposal 1
Election of the following nominees as Class I directors of the Company, each to serve until the 2024 Annual Meeting and until his or her successor is duly elected and qualified.

	Votes For	Votes Withheld	Broker Non-Vote
Kim P. Kamdar, Ph.D.	15,577,331	11,063,557	20,706,921
Colin Rutherford	18,157,198	8,483,690	20,706,921
Lisa Rarick, M.D.	18,178,287	8,462,601	20,706,921

Proposal 2
Approval, on a non-binding advisory basis, the compensation of our named executive officers.

Votes For	Votes Against	Votes Abstained	Broker Non-Vote
8,872,520	17,592,292	176,076	20,706,921

Proposal 3
Ratification of the selection of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for the year ending December 31, 2021.

Votes For	Votes Against	Votes Abstained	Broker Non-Vote
45,153,873	1,550,964	642,972	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVOFEM BIOSCIENCES, INC.

Date: May 12, 2021	By:	/s/ Justin J. File
Justin J. File Chief Financial Officer